                                                                    Exhibit 99.1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$667,699,000 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2003-AR3

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of June 1, 2003.

June 23, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $667,699,000 (approx.)
    Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

                                       Expected    Credit    Certificate
                       Certificate     Ratings     Enhance    Interest     Collateral    Collateral       Certificate
   Class       MLG        Size (1)     S&P/Mdy    %age (2)      Rate         Type         Index              Type
-------------------------------------------------------------------------------------------------------------------------
    I-A         I       $114,923,500   AAA/Aaa     10.00%     WAC (3)       3/6-mo      6-Mo LIBOR      Group I Senior
                                                                            Hybrid
-------------------------------------------------------------------------------------------------------------------------
    I-X         I        Notional(4)   AAA/Aaa     10.00%    Fixed (4)      3/6-mo      6-Mo LIBOR     Group I Interest
                                                                            Hybrid                           Only
-------------------------------------------------------------------------------------------------------------------------
  II-A-1       II       $ 24,000,000   AAA/Aaa     10.00%     WAC (5)       5/6-mo      6-Mo LIBOR     Group II Senior
                                                                            Hybrid
-------------------------------------------------------------------------------------------------------------------------
  II-A-2       II       $281,092,600   AAA/Aaa     10.00%     WAC (6)       5/6-mo      6-Mo LIBOR     Group II Senior
                                                                            Hybrid
-------------------------------------------------------------------------------------------------------------------------
   II-X        II        Notional(7)   AAA/Aaa     10.00%    Fixed (7)      5/6-mo      6-Mo LIBOR    Group II Interest
                                                                            Hybrid                           Only
-------------------------------------------------------------------------------------------------------------------------
   III-A     III(12)    $ 54,528,100   AAA/Aaa     10.00%     WAC (8)       3/6-mo      6-Mo LIBOR     Group III Senior
                                                                            Hybrid
-------------------------------------------------------------------------------------------------------------------------
   IV-A      IV (12)    $110,100,000   AAA/Aaa     10.00%     WAC (9)       5/6-mo      6-Mo LIBOR     Group IV Senior
                                                                            Hybrid
-------------------------------------------------------------------------------------------------------------------------
    V-A         V       $ 26,677,400   AAA/Aaa     10.00%     WAC (10)      7/6-mo      6-Mo LIBOR      Group V Senior
                                                                            Hybrid
-------------------------------------------------------------------------------------------------------------------------
     M         All      $ 27,509,500   AA+/Aaa      5.95%     WAC (11)      Total       6-Mo LIBOR    Crossed Mezzanine
                                                                          Portfolio
-------------------------------------------------------------------------------------------------------------------------
    B-1        All      $ 12,565,900    AA/Aa2      4.10%     WAC (11)      Total       6-Mo LIBOR   Crossed Subordinate
                                                                          Portfolio
-------------------------------------------------------------------------------------------------------------------------
    B-2        All      $  9,509,600     A/A2       2.70%     WAC (11)      Total       6-Mo LIBOR   Crossed Subordinate
                                                                          Portfolio
-------------------------------------------------------------------------------------------------------------------------
    B-3        All      $  6,792,400   BBB/Baa2     1.70%     WAC (11)      Total       6-Mo LIBOR   Crossed Subordinate
                                                                          Portfolio
-------------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) Up to and including the distribution date in April 2006, the Class I-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans minus 1.228%. After the distribution date in April 2006, the Certificate Interest Rate will be equal to the weighted average Pass-Through Rate of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 3.561%.

(4) Up to and including the distribution date in April 2006, the Class I-X Certificates will bear interest at a fixed rate equal to 1.228% based on a notional amount equal to the certificate principal balance of the Class I-A Certificates. After the distribution date in April 2006, the Class I-X Certificates will have no notional amount and will not bear any interest.

(5) The Class II-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.095%.

(6) Up to and including the distribution date in May 2008, the Class II-A-2 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 1.052%. After the distribution date in May 2008, the Certificate Interest Rate will be equal to the weighted average Pass-Through Rate of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.043%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

(7) Up to and including the distribution date in May 2008, the Class II-X Certificates will bear interest at a fixed rate equal to 1.052% based on a notional amount equal to the certificate principal balance of the Class II-A-2 Certificates. After the distribution date in May 2008, the Class II-X Certificates will have no notional amount and will not bear any interest.

(8) The Class III-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group III Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.809%.

(9) The Class IV-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group IV Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.057%.

(10) The Class V-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group V Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.201%

(11) The Class M and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates, excluding notional balances. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.010%.

(12) Mortgage Loans Groups III and IV are comprised entirely of mortgage loans with conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Trustee:                            U.S. Bank National Association

Mortgage Loan Originator:           All of the Mortgage Loans were originated or
                                    acquired by GreenPoint Mortgage Funding, Inc.

Cut-off Date:                       June 1, 2003

Closing Date:                       June 30, 2003

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing July 25, 2003

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will be
                                    issued in book-entry formthrough DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:                              The Senior, Senior Mezzanine and Class B-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:               The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:              On each Distribution Date, the Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the
                                    15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other Certificates" will be
                                    issued in the indicated approximate original principal
                                    amounts, which will provide credit support to the
                                    related Offered Certificates, but are not offered hereby.

                                    Certificate    Orig. Balance    PT Rate
                                    -----------    -------------    -------
                                    Class B-4        $7,132,100     WAC (see footnote 11)
                                    Class B-5        $2,377,400     WAC (see footnote 11)
                                    Class B-6        $2,037,990     WAC (see footnote 11)

Collateral Description:             As of June 1, 2003, the aggregate principal balance of the Mortgage
                                    Loans described herein is expected to be approximately $679 million.
                                    The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR indexed Mortgage Loans with initial rate adjustments occurring either three, five or seven years after the date of origination ("Hybrid
                                    ARMs").  The Mortgage Loans are secured by first liens on one- to four- family residential properties. All of the Mortgage Loans in the
                                    Mortgage Loans Groups III and IV have conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    Approximately 81% of the Mortgage Loans (by principal
                                    balance as of June 1, 2003) allow for payments of interest only for a term equal to the initial fixed period of the
                                    Mortgage Loan. After such interest only period, the
                                    principal balance of such Mortgage Loan will fully amortize over its remaining term.

                                    Approximately 12% of the Mortgage Loans (by principal
                                    balance as of June 1, 2003) incur a penalty for any
                                    prepayments during the first 36 months after origination in excess of 20% of the initial principal balance of the
                                    Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

                                    Below are the approximate general characteristics of the
                                    Mortgage Loans as of June 1, 2003:

                          % of   Gross    Net     WAM    Gross      Net    Rate    Max     Roll
   MLG      Loan Type     Pool    WAC     WAC    (mos)   Margin   Margin   Caps    Rate    (mos)
------------------------------------------------------------------------------------------------
    I     3/6-mo LIBOR   18.80%  5.189%  4.789%   358    2.254%    1.854%  5/1    11.189%   34
------------------------------------------------------------------------------------------------
   II     5/6-mo LIBOR   49.91%  5.495%  5.095%   358    2.283%    1.883%  5/1    10.495%   59
------------------------------------------------------------------------------------------------
  III*    3/6-mo LIBOR    8.92%  5.209%  4.809%   358    2.262%    1.862%  5/1    11.209%   35
------------------------------------------------------------------------------------------------
   IV*    5/6-mo LIBOR   18.01%  5.457%  5.057%   358    2.288%    1.888%  5/1    10.457%   58
------------------------------------------------------------------------------------------------
    V     7/6-mo LIBOR    4.36%  5.601%  5.201%   357    2.750%    2.350%  5/1    10.601%   81
------------------------------------------------------------------------------------------------
  Total                  100.0%  5.410%  5.010%   358    2.297%    1.897%         10.687%   53
------------------------------------------------------------------------------------------------

     *MLG III and MLG IV are comprised of conforming balance loans.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    See the attached collateral descriptions for more
                                    information. NOTE: the information related to the Mortgage
                                    Loans described herein reflects information as of the June
                                    1, 2003. It is expected that on or prior to the Closing
                                    Date, scheduled and unscheduled principal payments will
                                    reduce the principal balance of the Mortgage Loans as of the
                                    Cut-off Date and may cause a decrease in the aggregate
                                    principal balance of the Mortgage Loans, as reflected
                                    herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments.
                                    Consequently, the initial principal balance of any of the
                                    Offered Certificates on the Closing Date is subject to an
                                    increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:             The Mortgage Loans were underwritten to the guidelines of the
                                    Originator which have been approved by the Depositor.

Credit Enhancement:                 Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B-1, Class
                                    B-2 and Class B-3 Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A-1, Class II-A-2,
                                    Class III-A, Class IV-A, Class V-A and Class M Certificates. In
                                    addition, the Class M Certificates provide additional credit enhancement for the Class I-A, Class II-A, Class III-A, Class IV-A
                                    and Class V-A Certificates.

Cash-Flow Description:              Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:
                                    1.   Payment of interest to the holders of the Class I-A,
                                         Class I-X, Class II-A-1, Class II-A-2, Class II-X,
                                         Class III-A, Class IV-A and Class V-A Certificates at a
                                         rate

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                         equal to their respective Certificate Interest
                                         Rates (as described on the cover page hereof);

                                    2.   Payment of principal to the holders of the Class I-A,
                                         Class II-A-1, Class II-A-2, Class III-A, Class IV-A and
                                         Class V-A Certificates in an amount equal to their
                                         respective Group's Senior Principal Distribution
                                         Amount; and

                                    3.   Payment of interest and principal sequentially to the
                                         Mezzanine and then to the Subordinate Certificates in
                                         order of their numerical class designations, beginning
                                         with the Class M and then Class B-1, so that each
                                         Mezzanine and Subordinate Class shall receive (a)
                                         interest at the weighted average of the Certificate
                                         Interest Rates of all Senior Certificates, except
                                         notional balances (weighted as described in Note 11 to
                                         the table on Page 4), and (b) principal in an amount
                                         equal to such class' pro rata share of the Subordinate
                                         Principal Distribution Amount.

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of
                                    scheduled principal payments due with respect to such
                                    Distribution Date and the Senior Certificates' share of
                                    unscheduled principal for such Distribution Date as
                                    described below in "Shifting Interest."

                                    The Subordinate Principal Distribution Amount for each
                                    Distribution Date will generally be comprised of the pro
                                    rata share for the Mezzanine and Subordinate classes of
                                    scheduled principal due with respect to such Distribution
                                    Date and the portion of unscheduled principal for such
                                    Distribution Date not allocated to the Senior Certificates.

Shifting Interest:                  The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including June 2010. The
                                    Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage (which includes the Mezzanine Percentage) over the next five years provided

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate
                                    Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans allocated to the Mezzanine and Subordinate
                                    Certificates do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current
                                    Subordinate Percentage is equal to two times the initial
                                    Subordinate Percentage and (i) the principal balance of the
                                    Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the
                                    Mortgage Loans do not exceed a) on or prior to June 2006,
                                    20% of the aggregate principal balance of the Mezzanine and
                                    Subordinate Certificates as of the Closing Date or b) after
                                    June 2006, 30% of the aggregate principal balance of the
                                    Mezzanine and Subordinate Certificates as of the Closing
                                    Date, then prepayments will be allocated on a pro rata
                                    basis.

                                    If doubling occurs prior to the third anniversary and the
                                    above delinquency and loss tests are met, then 50% of the
                                    subordinate prepayment percentage can be allocated to the
                                    subordinate classes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Allocation of Losses:               Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                                    Certificates, until the Certificate Principal Balance of each
                                    Subordinate Class has been reduced to zero. After the Certificate
                                    Principal Balance of the Class B-1 Certificates has been reduced to zero, Realized Losses on the Mortgage Loans will be allocated to the
                                    Class M Certificates. Thereafter, Realized Losses on the Group I
                                    Mortgage Loans will be allocated to the Class I-A Certificates;
                                    Realized Losses on the Group II Mortgage Loans will be allocated to the Class II-A-1 and II-A-2 Certificates, pro rata; Realized Losses on the Group III Mortgage Loans will be allocated to the Class III-A
                                    Certificates; Realized Losses on the Group IV Mortgage Loans will be allocated to the Class IV-A Certificates and Realized Losses on the
                                    Group V Mortgage Loans will be allocated to the Class V-A
                                    Certificates.

                                    Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies)
                                    will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976       June 23, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                    June 23, 2003
bferguso                                                             10:14PM EDT
                                                                     Page 1 of 5

---------------------------------------------------------------------------------------------------------------------
                                                         WAMMS 2003-AR03
---------------------------------------------------------------------------------------------------------------------
GROUPS              Count       Balance      Percent   GWAC    NWAC    Min GWAC   Max GWAC   Avg Balance   Gr. Margin
---------------------------------------------------------------------------------------------------------------------
1. 3/1 JUMBO          249   127,692,778.44     18.80   5.189   4.789     4.250      6.125     512,822.40      2.254
---------------------------------------------------------------------------------------------------------------------
2. 5/1 JUMBO          677   338,991,832.94     49.91   5.495   5.095     4.625      6.875     500,726.49      2.283
---------------------------------------------------------------------------------------------------------------------
3. 3/1 Conforming     289    60,586,857.57      8.92   5.209   4.809     4.500      5.750     209,643.11      2.262
---------------------------------------------------------------------------------------------------------------------
4. 5/1 Conforming     562   122,333,366.95     18.01   5.457   5.057     4.750      6.500     217,675.03      2.288
---------------------------------------------------------------------------------------------------------------------
5. 7/1                 74    29,641,654.99      4.36   5.601   5.201     5.125      6.125     400,562.91      2.750
---------------------------------------------------------------------------------------------------------------------
TOTAL               1,851   679,246,490.89    100.00   5.410   5.010     4.250      6.875     366,961.91      2.297
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                            WAMMS 2003-AR03
--------------------------------------------------------------------------------------------------------------------------
GROUPS              Init Rate   Periodic Rate   Min Rate   Max Rate   Orig Term   Age   Rem Term   LTV     FICO   Mo. Roll
--------------------------------------------------------------------------------------------------------------------------
1. 3/1 JUMBO          5.000         1.000         2.254     11.189       360       2       358     76.55    710      34
--------------------------------------------------------------------------------------------------------------------------
2. 5/1 JUMBO          5.000         1.000         2.283     10.495       360       2       358     74.72    715      58
--------------------------------------------------------------------------------------------------------------------------
3. 3/1 Conforming     5.000         1.000         2.262     11.209       360       2       358     76.67    709      34
--------------------------------------------------------------------------------------------------------------------------
4. 5/1 Conforming     5.000         1.000         2.288     10.457       360       2       358     76.32    715      58
--------------------------------------------------------------------------------------------------------------------------
5. 7/1                5.000         1.000         2.750     10.601       360       3       357     64.71    733      81
--------------------------------------------------------------------------------------------------------------------------
TOTAL                 5.000         1.000         2.297     10.687       360       2       358     75.09    714      53
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Current Balance
--------------------------------------------------------------------------------
CURRENT BALANCE              Group1   Group2   Group3   Group4   Group5   Total
--------------------------------------------------------------------------------
- 100,000                      0.00     0.00     1.62     1.55     1.18     0.48
--------------------------------------------------------------------------------
100,001 -   150,000            0.00     0.00    12.47     8.53     1.79     2.73
--------------------------------------------------------------------------------
150,001 -   200,000            0.00     0.00    16.58    17.09     2.38     4.66
--------------------------------------------------------------------------------
200,001 -   250,000            0.00     0.06    25.80    25.51     1.47     6.99
--------------------------------------------------------------------------------
250,001 -   300,000            0.00     0.00    30.47    31.38     3.94     8.54
--------------------------------------------------------------------------------
300,001 -   350,000            7.17     9.04    13.06    15.61     9.91    10.27
--------------------------------------------------------------------------------
350,001 -   400,000           17.36    17.83     0.00     0.33    11.43    12.72
--------------------------------------------------------------------------------
400,001 -   450,000           10.76    13.75     0.00     0.00     8.72     9.27
--------------------------------------------------------------------------------
450,001 -   500,000           12.75    12.59     0.00     0.00    17.63     9.45
--------------------------------------------------------------------------------
500,001 -   550,000            8.61     8.19     0.00     0.00     3.56     5.86
--------------------------------------------------------------------------------
550,001 -   600,000            5.88     6.66     0.00     0.00    17.37     5.19
--------------------------------------------------------------------------------
600,001 -   650,000            8.92     7.12     0.00     0.00    10.84     5.70
--------------------------------------------------------------------------------
650,001 -   700,000            3.72     2.81     0.00     0.00     6.97     2.41
--------------------------------------------------------------------------------
700,001 -   750,000            8.56     3.48     0.00     0.00     0.00     3.35
--------------------------------------------------------------------------------
750,001 -   800,000            4.33     3.20     0.00     0.00     0.00     2.41
--------------------------------------------------------------------------------
800,001 -   850,000            1.30     1.23     0.00     0.00     2.80     0.98
--------------------------------------------------------------------------------
850,001 -   900,000            1.37     2.33     0.00     0.00     0.00     1.42
--------------------------------------------------------------------------------
900,001 -   950,000            0.00     2.74     0.00     0.00     0.00     1.37
--------------------------------------------------------------------------------
950,001 - 1,000,000            9.29     6.13     0.00     0.00     0.00     4.81
--------------------------------------------------------------------------------
1,000,001 +                    0.00     2.84     0.00     0.00     0.00     1.42
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Loan to Value
--------------------------------------------------------------------------------
LOAN TO VALUE                Group1   Group2   Group3   Group4   Group5   Total
--------------------------------------------------------------------------------
 0.01 - 30.00                  0.00     0.51     0.48     0.13     0.40     0.34
--------------------------------------------------------------------------------
30.01 - 40.00                  0.00     1.20     0.58     0.99     2.61     0.94
--------------------------------------------------------------------------------
40.01 - 50.00                  0.29     1.15     2.33     2.04     5.78     1.46
--------------------------------------------------------------------------------
50.01 - 60.00                  1.74     5.28     2.25     2.60    28.16     4.86
--------------------------------------------------------------------------------
60.01 - 65.00                  4.55     4.86     1.27     1.94     7.21     4.06
--------------------------------------------------------------------------------
65.01 - 70.00                  7.77     6.10     4.48     4.83    16.78     6.51
--------------------------------------------------------------------------------
70.01 - 75.00                 13.50    13.00     7.69    10.43    30.02    12.90
--------------------------------------------------------------------------------
75.01 - 80.00                 71.86    67.89    79.59    76.82     9.04    68.72
--------------------------------------------------------------------------------
85.01 - 90.00                  0.00     0.00     0.58     0.14     0.00     0.08
--------------------------------------------------------------------------------
90.01 - 95.00                  0.29     0.00     0.76     0.08     0.00     0.14
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Gross Rate
--------------------------------------------------------------------------------
CURRENT GROSS COUPON                    1       2      3       4      5    Total
--------------------------------------------------------------------------------
- 4.999                               20.61   2.76   20.34   3.90   0.00    7.77
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                    June 23, 2003
bferguso                                                             10:14PM EDT
                                                                     Page 2 of 5

--------------------------------------------------------------------------------
                                   Gross Rate
--------------------------------------------------------------------------------
CURRENT GROSS COUPON            1        2        3        4        5     Total
--------------------------------------------------------------------------------
5.000 - 5.249                 29.52    10.31    21.91    12.24     9.60    15.27
--------------------------------------------------------------------------------
5.250 - 5.499                 31.32    24.77    34.29    27.04    13.24    26.76
--------------------------------------------------------------------------------
5.500 - 5.749                 14.72    38.82    18.73    35.99    32.46    31.71
--------------------------------------------------------------------------------
5.750 - 5.999                  3.52    19.46     4.74    18.42    38.82    15.81
--------------------------------------------------------------------------------
6.000 - 6.249                  0.31     2.95     0.00     2.18     5.88     2.18
--------------------------------------------------------------------------------
6.250 - 6.499                  0.00     0.72     0.00     0.17     0.00     0.39
--------------------------------------------------------------------------------
6.500 - 6.749                  0.00     0.00     0.00     0.07     0.00     0.01
--------------------------------------------------------------------------------
6.750 - 6.999                  0.00     0.21     0.00     0.00     0.00     0.10
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Score
--------------------------------------------------------------------------------
FICO SCORE                      1        2        3        4        5     Total
--------------------------------------------------------------------------------
621 - 640                      0.00     1.07     1.12     0.83     0.00     0.78
--------------------------------------------------------------------------------
641 - 660                      6.42     3.30     7.30     3.46     0.00     4.13
--------------------------------------------------------------------------------
661 - 680                     21.07    12.86    15.17    14.40     9.34    14.73
--------------------------------------------------------------------------------
681 - 700                     18.71    22.66    23.00    23.03    20.85    21.94
--------------------------------------------------------------------------------
701 - 720                     16.12    20.18    17.82    18.26    19.55    18.83
--------------------------------------------------------------------------------
721 - 740                     14.91    15.24    11.79    13.21     8.22    14.20
--------------------------------------------------------------------------------
741 - 760                      7.80    10.61    11.97    13.78     8.79    10.69
--------------------------------------------------------------------------------
761 - 780                     11.50     8.10     7.59     7.38    13.94     8.82
--------------------------------------------------------------------------------
781 - 800                      3.19     4.37     3.27     5.27    14.89     4.67
--------------------------------------------------------------------------------
801 +                          0.29     1.62     0.97     0.39     4.41     1.21
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Original Term
--------------------------------------------------------------------------------
STATED ORIGINAL TERM            1        2        3        4        5     Total
--------------------------------------------------------------------------------
360 - 360                    100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Gross Margin
--------------------------------------------------------------------------------
GROSS COUPON MARGIN             1        2        3        4        5     Total
--------------------------------------------------------------------------------
2.250 - 2.499                 99.04    93.52    97.40    92.70     0.00    90.67
--------------------------------------------------------------------------------
2.500 - 2.749                  0.37     0.00     0.49     0.09     0.00     0.13
--------------------------------------------------------------------------------
2.750 - 2.999                  0.58     6.39     2.11     6.97   100.00     9.11
--------------------------------------------------------------------------------
3.250 - 3.499                  0.00     0.10     0.00     0.24     0.00     0.09
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
ARM MAX RATE                    1        2        3        4        5     Total
--------------------------------------------------------------------------------
9.500 - 9.999                  0.00     2.76     0.00     3.90     0.00     2.08
--------------------------------------------------------------------------------
10.000 - 10.499                0.27    35.09     0.00    39.27    22.84    25.63
--------------------------------------------------------------------------------
10.500 - 10.999               20.33    58.28    20.34    54.41    71.28    47.63
--------------------------------------------------------------------------------
11.000 - 11.499               60.84     3.67    56.20     2.35     5.88    18.96
--------------------------------------------------------------------------------
11.500 - 11.999               18.25     0.21    23.47     0.07     0.00     5.64
--------------------------------------------------------------------------------
12.000 - 12.499                0.31     0.00     0.00     0.00     0.00     0.06
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                    June 23, 2003
bferguso                                                             10:14PM EDT
                                                                     Page 3 of 5

--------------------------------------------------------------------------------
                                      State
--------------------------------------------------------------------------------
STATE                           1        2        3        4        5     Total
--------------------------------------------------------------------------------
AR                             0.00     0.00     0.00     0.16     0.00     0.03
--------------------------------------------------------------------------------
AZ                             2.49     3.21     7.11     5.55     1.52     3.77
--------------------------------------------------------------------------------
CA                            71.55    78.12    49.92    54.03    63.76    69.41
--------------------------------------------------------------------------------
CO                             2.88     1.03     8.70     4.69     5.02     2.89
--------------------------------------------------------------------------------
CT                             1.43     0.15     0.83     0.00     2.31     0.52
--------------------------------------------------------------------------------
DC                             0.00     0.34     0.24     0.23     0.00     0.23
--------------------------------------------------------------------------------
DE                             0.00     0.00     0.00     0.00     1.62     0.07
--------------------------------------------------------------------------------
FL                             2.14     2.12     3.85     3.32     0.00     2.40
--------------------------------------------------------------------------------
GA                             1.50     2.06     2.10     4.55     6.70     2.61
--------------------------------------------------------------------------------
ID                             0.00     0.52     0.29     0.20     0.00     0.32
--------------------------------------------------------------------------------
IL                             0.37     0.00     2.14     0.81     0.00     0.41
--------------------------------------------------------------------------------
IN                             0.62     0.00     0.00     0.00     0.00     0.12
--------------------------------------------------------------------------------
KS                             0.00     0.00     0.16     0.00     0.00     0.01
--------------------------------------------------------------------------------
MA                             0.73     0.72     1.46     0.10     0.00     0.64
--------------------------------------------------------------------------------
MD                             0.55     0.56     0.92     0.20     0.52     0.52
--------------------------------------------------------------------------------
ME                             0.00     0.00     0.00     0.44     0.00     0.08
--------------------------------------------------------------------------------
MI                             0.00     0.48     0.26     0.09     0.36     0.29
--------------------------------------------------------------------------------
MN                             0.77     0.20     0.18     0.13     0.00     0.28
--------------------------------------------------------------------------------
MO                             0.00     0.00     0.00     0.19     0.00     0.03
--------------------------------------------------------------------------------
MT                             0.00     0.11     0.00     0.00     0.00     0.06
--------------------------------------------------------------------------------
NC                             1.37     0.65     3.32     3.16     3.64     1.61
--------------------------------------------------------------------------------
NE                             0.00     0.00     0.00     0.25     0.00     0.04
--------------------------------------------------------------------------------
NH                             0.28     0.25     0.00     0.22     0.00     0.22
--------------------------------------------------------------------------------
NJ                             0.62     0.29     1.50     0.67     2.13     0.61
--------------------------------------------------------------------------------
NM                             0.29     0.00     0.00     0.17     0.00     0.09
--------------------------------------------------------------------------------
NV                             1.14     0.00     2.47     0.62     1.97     0.63
--------------------------------------------------------------------------------
NY                             1.19     0.91     0.00     1.32     1.28     0.97
--------------------------------------------------------------------------------
OH                             0.00     0.42     0.87     0.00     0.00     0.29
--------------------------------------------------------------------------------
OK                             0.00     0.00     0.00     0.07     0.00     0.01
--------------------------------------------------------------------------------
OR                             0.90     1.07     4.02     4.11     1.62     1.87
--------------------------------------------------------------------------------
PA                             0.00     0.45     0.85     0.67     0.49     0.44
--------------------------------------------------------------------------------
SC                             0.61     0.32     1.33     0.95     0.00     0.57
--------------------------------------------------------------------------------
TN                             1.11     0.19     0.29     0.32     0.00     0.38
--------------------------------------------------------------------------------
TX                             2.73     1.02     0.78     1.20     0.00     1.31
--------------------------------------------------------------------------------
UT                             0.25     0.97     0.88     1.01     0.00     0.79
--------------------------------------------------------------------------------
VA                             0.28     0.69     0.70     0.51     2.58     0.66
--------------------------------------------------------------------------------
WA                             4.18     3.19     4.46    10.08     4.47     4.78
--------------------------------------------------------------------------------
WI                             0.00     0.00     0.38     0.00     0.00     0.03
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Net Rate
--------------------------------------------------------------------------------
CURRENT NET COUPON                   1       2       3       4       5     Total
--------------------------------------------------------------------------------
      - 4.999                      81.44   37.84   76.53   43.17   22.84   49.79
--------------------------------------------------------------------------------
5.000 - 5.249                      14.72   38.82   18.73   35.99   32.46   31.71
--------------------------------------------------------------------------------
5.250 - 5.499                       3.52   19.46    4.74   18.42   38.82   15.81
--------------------------------------------------------------------------------
5.500 - 5.749                       0.31    2.95    0.00    2.18    5.88    2.18
--------------------------------------------------------------------------------
5.750 - 5.999                       0.00    0.72    0.00    0.17    0.00    0.39
--------------------------------------------------------------------------------
6.000 - 6.249                       0.00    0.00    0.00    0.07    0.00    0.01
--------------------------------------------------------------------------------
6.250 - 6.499                       0.00    0.21    0.00    0.00    0.00    0.10
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                    June 23, 2003
bferguso                                                             10:14PM EDT
                                                                     Page 4 of 5

--------------------------------------------------------------------------------
                                    Net Rate
--------------------------------------------------------------------------------
CURRENT NET COUPON              1        2        3        4        5     Total
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Remaining Term
--------------------------------------------------------------------------------
REMAINING TERM                  1        2        3        4        5     Total
--------------------------------------------------------------------------------
241 - 359                    100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Purpose
--------------------------------------------------------------------------------
LOAN PURP                       1        2        3        4        5     Total
--------------------------------------------------------------------------------
Cash Out Refinance            24.56    23.63    23.62    25.95    24.58    24.26
--------------------------------------------------------------------------------
Purchase                      45.46    41.50    45.51    45.13    26.36    42.60
--------------------------------------------------------------------------------
Rate/Term Refinance           29.98    34.87    30.87    28.91    49.06    33.14
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Occupancy
--------------------------------------------------------------------------------
OCCTYPE                         1        2        3        4        5     Total
--------------------------------------------------------------------------------
Non-Owner Occupied             2.39     0.23     2.64     1.86     1.93     1.22
--------------------------------------------------------------------------------
Owner Occupied                97.35    99.14    97.18    97.46    96.45    98.21
--------------------------------------------------------------------------------
Second Home                    0.26     0.63     0.18     0.69     1.62     0.58
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
PROPTYPE                        1        2        3        4        5     Total
--------------------------------------------------------------------------------
2-4 Family                     0.63     1.44     1.23     0.60     0.00     1.06
--------------------------------------------------------------------------------
Co-Op                          0.00     0.00     0.00     0.12     0.00     0.02
--------------------------------------------------------------------------------
Condo                          4.40     4.13    13.43    14.33     1.06     6.71
--------------------------------------------------------------------------------
High Rise Condo                0.69     0.38     1.70     0.68     0.00     0.59
--------------------------------------------------------------------------------
PUD                           26.23    28.23    26.33    21.57    31.62    26.63
--------------------------------------------------------------------------------
Single                        68.05    65.82    57.32    62.70    67.32    64.99
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Months to Roll
--------------------------------------------------------------------------------
MO ROLL                         1        2        3        4        5     Total
--------------------------------------------------------------------------------
25 - 30                        0.35     0.00     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
31 - 36                       99.65     0.00   100.00     0.00     0.00    27.65
--------------------------------------------------------------------------------
43 - 48                        0.00     0.00     0.00     0.07     0.00     0.01
--------------------------------------------------------------------------------
49 - 54                        0.00     0.62     0.00     0.47     0.00     0.39
--------------------------------------------------------------------------------
55 - 60                        0.00    99.38     0.00    99.46     0.00    67.51
--------------------------------------------------------------------------------
73 - 78                        0.00     0.00     0.00     0.00     3.63     0.16
--------------------------------------------------------------------------------
79 - 84                        0.00     0.00     0.00     0.00    96.37     4.21
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Documentation
--------------------------------------------------------------------------------
DOCTYPE                  Group 1   Group 2   Group 3   Group 4   Group 5   Total
--------------------------------------------------------------------------------
Full/ALT                  21.37     24.91     27.04     25.75     50.39    25.70
--------------------------------------------------------------------------------
Limited                   78.63     75.09     72.96     74.25     49.61    74.30
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.         WAMMS 2003 AR3                    June 23, 2003
bferguso                                                             10:14PM EDT
                                                                     Page 5 of 5

--------------------------------------------------------------------------------
                                  Documentation
--------------------------------------------------------------------------------
DOCTYPE                 Group 1   Group 2   Group 3   Group 4   Group 5    Total
--------------------------------------------------------------------------------
TOTAL                    100.00    100.00    100.00    100.00    100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.